EXHIBIT 10.2
PRIORITY LITIGATION EXPENSE PROVIDER NOTE PURCHASE AGREEMENT

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THIS PRIORITY LITIGATION EXPENSE PROVIDER NOTE PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of September 16, 2011 by and among TRACE TECHNOLOGIES, LLC, a Nevada limited liability company (the “Company”), and each purchaser identified on the signature pages hereto (each, a “Purchaser” and, collectively, the “Purchasers”), with reference to the following facts:

RECITALS:

A.           The Company is party to that certain Note Purchase Agreement dated as of September 2, 2011 among The Company, Gabriel Technologies Corporation, a Delaware corporation and parent company of the Company (“Gabriel” and, together with the Company, the “Loan Parties”), the Purchasers thereunder and other parties thereto (as it may be amended, amended and restated, supplemented or otherwise modified from time to time, the “NP Agreement”).

B.            The NP Agreement provides for, among other things, the purchase by NW and the Secured Purchasers of the NW Note and Secured Notes, respectively, the proceeds of which are to be used by the Company to fund Litigation Expenses as provided in the NP Agreement.

C.             Subject to the terms set forth in this Agreement, the Purchasers, severally and not jointly, desire to purchase from the Company promissory notes, in substantially the form of Exhibit A hereto (each a “Note” and, collectively, the “Notes”), the proceeds of which are to be used by the Company to pay administrative expenses of the Company (“Administrative Expenses”) and Litigation Expenses in excess of the NW Funded Litigation Expenses (“Excess Litigation Expenses”).

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.           CERTAIN DEFINITIONS

1.1            Capitalized terms used but not defined in this Agreement shall have the meanings set forth in the NP Agreement.

SECTION 2.           CLOSING; ADVANCES

2.1           The Closing of the transactions contemplated by this Agreement (the “Closing”) shall take place simultaneously with the execution and delivery of this Agreement by all parties hereto at the offices of TroyGould PC, 1801 Century Park East, Suite 1600, Los Angeles, California 90067, or at such other time and place as may be agreed upon between the Loan Parties and the Purchasers.

2.2           At the Closing, subject to the satisfaction of the conditions precedent set forth in Section 3.1, below, the Company shall deliver to each Purchaser a Note registered in the name of such Purchaser in the principal amount equal to the Commitment Amount set forth opposite the such Purchaser’s names on Annex 1 hereto (the “Commitment Amount”), against payment by such Purchaser to the Company of an amount equal to the initial advance requested hereunder by the Company (not to exceed such Purchaser’s Commitment Amount).

2.3           As and when deemed appropriate from time to time by the Company to permit the Company to pay Administrative Expenses or the Excess Litigation Expenses, the Company may require the Purchasers to make additional advances to the Company by providing written notice thereof (an “Advance Call Notice”) not less than three Business Days prior to the date on which the advances are to be made.  Each Advance Call Notice shall describe briefly the Administrative Expenses or the Excess Litigation Expenses which are to be paid from the advances.

2.4           Upon receipt of an Advance Call Notice, subject to the satisfaction of the conditions precedent set forth in Section 3.1, below, the Purchasers, severally and not jointly, shall make the advances to the Company as provided in the Advance Call Notice in accordance with the respective Commitment Percentage set forth opposite each Purchaser’s name on Annex 1 hereto (the “Commitment Percentage”).

2.5            In the event any Purchaser fails to make all or any portion of any advance when required to be made hereunder, the Company may deliver an additional Advance Call Notice to those Purchasers that made their respective required advances indicating the amount of such unmade advance, and each such Purchaser shall be entitled (but not obliged) to, at its election, make such additional advances within three Business Days after receipt of such additional Advance Call Notice, pro rata in an amount equal the product of (i) the unmade advance, multiplied by (ii) a fraction, the numerator of which equals such Purchaser’s Commitment Percentage and the denominator of which equals the aggregate Commitment Percentages of all such Purchases (other than the Purchaser who failed to make the advance).

2.6           Unless otherwise specified by the Company in connection with the Closing or in the applicable Advance Call Notice, the Purchases shall make all advances under this Agreement by wire transfer of immediately available funds in United States dollars to the Company’s account specified in such Advance Call Notice.

2.7           The provisions of this Agreement are intended solely to benefit the Company and will not confer any benefit upon any creditor of the Company.  No Purchaser will have any duty or obligation to any creditor of the Company to make any advances pursuant to this Agreement, and no creditor of the Company or other Person will have any right to cause the Company to deliver to any Advance Call Notice.

2.8           All advances hereunder shall be made pursuant to and as provided in the Notes.

SECTION 3.            CONDITIONS PRECEDENT TO ADVANCES

3.1           Each Purchaser’s obligation hereunder at the Closing to make the initial advance and to make additional advances from time to time shall be subject to the satisfaction of each of the following conditions:

(a)           All representations and warranties of the Company under the NP Agreement shall be deemed reaffirmed as of the making of such advance and shall be true, correct and complete both before and after giving effect to such advance; and

(b)           No Event of Default or event or condition which, with the passage of time or giving of notice, or both, become an Event of Default shall have occurred and be continuing, and all Loan Parties shall be in compliance with the NP Agreement and shall be deemed to have certified such matters to such Purchaser.

SECTION 4.           TERM AND TERMINATION

4.1          This Agreement shall terminate as to each Purchaser on the earlier of (a) such Purchaser’s payment to the Company of cumulative aggregate advances equal to such Purchaser’s Commitment Amount and (b) the occurrence of an IP Event.  Notwithstanding the foregoing, this Agreement and the Purchasers’ obligation to make advances hereunder shall terminate prior to such time as provided in Section 7, below.

SECTION 5.           REPRESENTATIONS AND WARRANTIES

5.1          The Company hereby represents and warrants to the Purchasers as follows:

(a)           The Company is duly organized, validly existing and in good standing under the laws of the State of its organization and has all requisite limited liability company power and authority to own, lease and operate its properties and other assets and to carry on its business as presently conducted and as presently proposed to be conducted.

(b)           The execution, delivery and performance by the Company of this Agreement have been duly authorized by all requisite action (limited liability company, or otherwise) by the Company.  This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors’ rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(c)           The execution, delivery and performance by the Company of this Agreement and the issuance, sale and delivery of the Notes, and compliance with the provisions hereof by the Company, will not (i) violate any provision of law, statute, rule or regulation (whether foreign or domestic) applicable to the Company (assuming that the representations and warranties of the Purchasers set forth in Section 5.2 hereof are true and correct) or any ruling, writ, injunction, order, license, permit, judgment or decree of any court, arbitrator, administrative agency or other Governmental Authority (whether foreign or domestic) applicable to the Company or any of its properties or assets or (ii) except as disclosed in Schedule 9.3 to the NP Agreement, conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any Lien (other than pursuant to Section 7 of the NP Agreement) upon any of the properties or assets of the Company under, the articles of organization, limited liability company operating agreement or other organizational documents of the Company or any contract or other agreement or instrument to which the Company is a party or is otherwise bound.

(d)           No permit, authorization, order, consent or approval of or by, or notification of or registration, qualification, designation or filing with, any Person (governmental or private) is required on the part of the Company in connection with the execution, delivery or performance of this Agreement and, the offer, issuance, sale and delivery of the Notes.

(e)           Neither the Company nor any of its respective assets or properties is subject to any Orders of any court, arbitrator, administrative agency, Governmental Authority or regulatory organizations which, individually or together with other Orders, could reasonably be expected to have a Material Adverse Effect.

(f)           No Event of Default under the NP Agreement or event or condition that, with the passage of time or giving of notice, or both, would become such an Event of Default, has occurred or is continuing.

5.2           Each Purchaser hereby individually represents and warrants (as to itself only and not as to any other Purchaser) to the Loan Parties as follows:

(a)           Such Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

(b)           Such Purchaser and its advisors, if any, have had an opportunity (i) to ask questions of and receive answers from authorized representatives of the Loan Parties and (ii) to review any relevant documents and records concerning the business, properties, prospects, litigation matters and financial condition of the Loan Parties (including, without limitation, information relating to the Qualcomm Dispute) and the terms and conditions of the investment in the Notes to be purchased by such Purchaser hereunder, and any such questions have been answered to the full satisfaction of such Purchaser.

(c)           Such Purchaser has reviewed its, his or her (as the case may be) financial condition and commitments, alone and together with such Purchaser’s advisors, and, based on such review, such Purchaser is satisfied that (i) such Purchaser has adequate means of providing for such Purchaser’s financial needs and possible contingencies and has assets or sources of income which, taken together, are more than sufficient so that such Purchaser could bear the risk of loss of the entire investment in the Notes, (ii) such Purchaser has no present or contemplated future need to dispose of all or any portion of the Notes to satisfy any existing or contemplated undertaking, need, or indebtedness, and (iii) such Purchaser is capable of bearing the economic risk of an investment in the Notes for the indefinite future.

(d)           The Notes to be purchased by such Purchaser will be acquired for its own account for investment and not with a view toward subdivision, resale or redistribution thereof in a manner prohibited under the Securities Act or applicable foreign or state securities laws, and such Purchaser does not presently have any reason to anticipate any change in its circumstances or other particular occasion or event that would cause such Purchaser to sell such Notes.

(e)           It has been called to the attention of such Purchaser in connection with such Purchaser’s investment in the applicable Loan Party that (i) such investment is highly speculative in nature and involves a high degree of risk; (ii) repayment of the Obligations by the Company is solely and exclusively dependent on the final determination of the Qualcomm Dispute; and (iii) the Company has limited assets and a limited operating history.  Such Purchaser acknowledges that the final resolution of all litigation, including the Qualcomm Dispute, is subject to many factors and, accordingly, is extremely speculative in nature, regardless of the relative positions and merits of each party’s claims or causes of action in such litigation.  Such Purchaser acknowledges that (A) no Loan Party, and nor officer, director, attorney, advisor, representative or agent of any Loan Party, has made any representations or warranties as to the outcome or determination of the Qualcomm Dispute or any possible settlement thereof, and (ii) the Loan Parties may not receive or be awarded any IP Event Proceeds or any other amounts in connection with the Qualcomm Dispute, which may result in the inability of the Company to pay any of the amounts called for in the Notes or other obligations.

(f)            Such Purchaser has been advised that (i) there is no public market for any of the Notes and there may not be in the future any public market for the Notes, (ii) it may not be possible readily to liquidate an investment in any Notes, (iii) the Notes cannot be resold without either registration under the Securities Act and under applicable state securities laws or an applicable exemption therefrom, and (iv) the Company has no present intention of registering any of the Notes under the Securities Act.

(g)           Such Purchaser understands that the Notes that may be issued or sold to such Purchaser will not have been registered under the Securities Act or any state securities law by reason of specific exemptions under the provisions thereof which depend in part upon the other representations and warranties made by such Purchaser in this Agreement, including such Purchaser’s state of residency indicated on the signature page of such Purchaser’s Accredited Investor Questionnaire.  Such Purchaser understands that the Loan Parties and their respective officers, directors, employees and agents are relying upon such Purchaser’s representations and warranties contained in this Agreement for the purpose of determining whether this transaction meets the requirements for such exemptions.  Each Purchaser agrees to indemnify the Loan Parties from any and all claims, losses, damages and expenses (including, without limitation, attorneys’ fees and disbursements) arising out of any alleged material breach of this Agreement by such Purchaser or material inaccuracy of any representation or warranty by such Purchaser.

(h)           If such Purchaser is an entity, the execution, delivery and performance by such Purchaser of this Agreement have been duly authorized by all requisite action (limited liability company, corporate, partnership or otherwise) by such Purchaser.

(i)            This Agreement has been duly executed and delivered by such Purchaser and constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors’ rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(j)            If such Purchaser is an entity, it is duly organized, validly existing and in good standing under the laws of the State of its organization and has all requisite corporate, partnership or limited liability company power and authority (as applicable) to own, lease and operate its respective properties and other assets, to carry on its business as presently conducted and as presently proposed to be conducted, and to enter into this Agreement and to perform its obligations hereunder.

(k)           In the case of a Purchaser who is an individual, such Purchaser is a natural person and has the legal capacity to enter into this Agreement and to perform his or her obligations hereunder.

(l)            Such Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

(m)           Such Purchaser has delivered to the Company a completed accredited investor questionnaire, substantially in the form of Exhibit B hereto (an “Accredited Investor Questionnaire”), duly executed by such Purchaser, the statements in which are true and correct.

(n)           The Company has offered to sell a Note to such Purchaser and such Purchaser has had an opportunity (i) to review any relevant documents and records concerning the terms and conditions of any investment in the Note, (ii) to ask questions of and receive answers from authorized representatives of the Loan Parties regarding the Note (which questions have been answered to the full satisfaction of the Purchaser) and (ii) to purchase the Note hereunder.

SECTION 6.           COVENANTS

6.1          There are hereby incorporated herein in their entirety the affirmative and negative covenants and other provisions of Sections 11 and 12 of the NP Agreement.

SECTION 7.           EVENT OF DEFAULT

7.1           Upon the occurrence of any Event of Default with respect to any Purchaser of the sort specified in Section 13(a)(iv) or 13(a)(v) of the NP Agreement, the Purchasers’ obligations hereunder to make advances shall terminate and the principal amount of the Notes, together with accrued interest thereon, shall become immediately due and payable, without presentment, demand, notice, protest or other requirements of any kind (all of which are hereby expressly waived by the Company).  Upon the occurrence and during the continuance of any other Event of Default with respect to any Purchaser, the holder of any Note may, by written notice to the Company, terminate such Purchaser’s obligation hereunder to make further advances and/or declare the principal amount of such Note, together with accrued interest thereon, to be due and payable, and the principal amount of such Note together with such interest shall thereupon immediately become due and payable without presentment, further notice, protest or other requirements of any kind (all of which are hereby expressly waived by the Company).

SECTION 8.           MISCELLANEOUS

8.1           Parties in Interest; Assignment of Notes.

(a)           This Agreement shall be binding upon and inure to the benefit of the Company, each Purchaser and their respective heirs, executors, representatives, beneficiaries and permitted successors and assigns; provided, that (i) none of the Purchasers may assign any of its respective rights or obligations under this Agreement without the prior written consent of the Company, and (ii) the Company may assign any of its rights or obligations under this Agreement without the prior written consent of all of the Purchasers (and any such assignment without such consent shall be null and void ab initio).

(b)           Except with the prior written consent of the Company, no Purchaser may sell, assign, transfer, pledge or otherwise dispose of any interest in the Note purchased by such Purchaser either voluntarily, involuntarily or by operation of law.

8.2           Entire Agreement.  This Agreement and the other writings and agreements referred to herein or delivered pursuant hereto contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties, written or oral, with respect thereto.

8.3           Severability.  If any provision of this Agreement or portion thereof is held invalid, illegal, void or unenforceable by reason of any rule of law, administrative or judicial provision or public policy, all other provisions of this Agreement, and portions thereof, shall nevertheless remain in full force and effect and this Agreement will be reformed, construed and enforced as if such invalid, illegal, void or unenforceable provision or portion thereof had never been contained herein.

8.4           Survival.  The representations, warranties and covenants of the Company set forth or incorporated by reference in this Agreement shall survive the purchase and sale of the Notes hereunder indefinitely.

8.5           Notices.  All notices, requests, demands and other communications provided for hereunder shall be in writing (including, without limitation, facsimile communication) and mailed, telecopied or delivered as follows:

(a)           If to the Company, to:

Trace Technologies, LLC 273 Green Street, Suite 4 San Francisco, California 94133 Attention: George Tingo, Jr.

(b)           if to a Purchaser, to the address of such Purchaser set forth on the signature page hereto;

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties.  Each such notice, request, demand or other communication shall be effective (A) if given by facsimile transmission, when transmitted to the telecopy number referred to in this Section and confirmation of receipt is received, (B) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (C) if given by any other means, when delivered at the address specified in or pursuant to this Section 8.5.

8.6           Amendments.  This Agreement may not be modified or amended, or any of the provisions hereof waived, except by written agreement of the Company and the holders of greater than 50% of the aggregate principal amount of the Notes; provided that any modification, amendment or waiver that affects the rights of a particular Purchaser hereunder in a manner materially different than the rights of all other Purchasers hereunder shall require the prior written consent of such affected Purchaser.

8.7           Counterparts.  This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

8.8           Execution by Facsimile or Other Electronic Transmission.  This Agreement may be executed as facsimile originals or by other electronic (including, without limitation, “PDF”) transmission and each copy of this Agreement bearing the facsimile or other electronically-transmitted signature of the authorized representatives of each of the parties shall be deemed to be an original.

8.9           Headings.  The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

8.10         Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

8.11         Jurisdiction and Process.

(a)            Each party hereto irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement, the Notes or any other Financing Document.  To the fullest extent permitted by applicable law, each party hereto irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)           Each party hereto consents to process being served by or on behalf of any Purchaser or any other party hereto in any suit, action or proceeding of the nature referred to in Section 8.11(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 8.5 hereof or at such other address of which such party shall then have been notified pursuant to said Section.  Each party hereto agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it.  Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c)           Nothing in this Section 8.11 shall affect the right of any Purchaser to serve process in any manner permitted by law, or limit any right that the Purchasers may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

8.12           WAIVER OF JURY TRIAL.

EACH OF THE COMPANY AND THE LENDERS HEREBY WAIVE TRIAL BY JURY IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT HEREOF OR THEREOF.

8.13           Expenses.  All legal, due diligence and other costs and expenses incurred by each Purchaser in connection with the negotiation, preparation, execution and delivery of this Agreement and the transactions contemplated hereby and thereby, shall be for the account of such Purchaser, and the Company shall not be responsible for paying any such costs or expenses.  If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

8.14           Reliance and Benefit.  This Agreement is intended for the sole and exclusive benefit of the parties hereto and is not intended to confer any benefit upon any other Person whatsoever.  Except for the parties hereto, no other Person shall have any right to rely upon this Agreement for any purpose whatsoever.

8.15           No Presumption.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  If any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by all the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

8.16           Remedies.  The parties hereto will be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor.  The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto may in his, her or its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement.

8.17           No Waiver of Remedies.  No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

8.18           Additional Information.  Each Purchaser agrees to provide such information and to execute and deliver such documents as reasonably may be necessary to comply with any and all laws and regulations to which the Company is subject and in order to verify any of the information provided by or representations made by such Purchaser to the Company.  Each party hereto agrees that all information and documents made available on or through Gabriel’s website at www.gabrieltechnologies.com shall be deemed to be “publicly available.”  No Loan Party makes any representation or warranty with respect to any such information or documents.

[Signature pages follow]

IN WITNESS WHEREOF, the Company has executed this Agreement as of the day and year first set forth above.

TRACE TECHNOLOGIES, LLC

By:	/s/ George Tingo, Jr.
Name: George Tingo, Jr.
Title: Manager

[Signature Page to Priority Litigation Expense Provider Note Purchase Agreement]

[PURCHASER SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned Purchaser has executed this Agreement as of the day and year first set forth above.

Name of Purchaser:	Jack B. Manning

Signature of Authorized Signatory of Purchaser:	/s/ Jack B. Manning

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[PURCHASER SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned Purchaser has executed this Agreement as of the day and year first set forth above.

Name of Purchaser:	Gary D. Elliston

Signature of Authorized Signatory of Purchaser:	/s/ Gary D. Elliston

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[PURCHASER SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned Purchaser has executed this Agreement as of the day and year first set forth above.

Name of Purchaser:	David B. Clark

Signature of Authorized Signatory of Purchaser:	/s/ David B. Clark

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[PURCHASER SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned Purchaser has executed this Agreement as of the day and year first set forth above.

Name of Purchaser:	Robert Lamse

Signature of Authorized Signatory of Purchaser:	/s/ Robert Lamse

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[Signature Page to Priority Litigation Expense Provider Note Purchase Agreement]

[PURCHASER SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned Purchaser has executed this Agreement as of the day and year first set forth above.

Name of Purchaser:	J. Douglas Rippeto

Signature of Authorized Signatory of Purchaser:	/s/ J. Douglas Rippeto

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[Signature Page to Priority Litigation Expense Provider Note Purchase Agreement]

[PURCHASER SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned Purchaser has executed this Agreement as of the day and year first set forth above.

Name of Purchaser:	Stephen D. Moore

Signature of Authorized Signatory of Purchaser:	/s/ Stephen D. Moore

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[Signature Page to Priority Litigation Expense Provider Note Purchase Agreement]